UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 25, 2012

Synthetic Biologics, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

01-12584	13-3808303
(Commission File Number)	(IRS Employer Identification No.)

617 Detroit Street, Suite 100

Ann Arbor, MI 4810

 (Address of principal executive offices and zip code)

(734) 332-7800

 (Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2012, Synthetic Biologics, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company agreed to sell to the Purchasers in a private placement an aggregate of 6,750,000 shares of the Company’s Common Stock at a price per share of $1.60 (the “Common Shares”) for aggregate gross proceeds of $10,800,000 (the “Offering”). On October 30, 2012, the Company completed the Offering. The Company intends to use the net proceeds from the Offering to develop its monoclonal antibody and synthetic DNA programs through its Exclusive Channel Collaborations with Intrexon Corporation, and for general corporate purposes, including the execution of its business plan and expansion of its pipeline.

In connection with the Offering, the Company also entered into a registration rights agreement with certain of the Purchasers (the “Registration Rights Agreement”). The Registration Rights Agreement requires that the Company file a registration statement (the “Initial Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within forty-five (45) days of the closing date of the Offering (the “Filing Date”) for the resale by the Purchasers of all of the Common Shares owned by such Purchasers and all shares of Common Stock issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect thereto (the “Registrable Securities”). The Initial Registration Statement must be declared effective by the SEC within ninety (90) days of the closing date of the Offering (the “Effectiveness Date”) subject to certain adjustments. Upon the occurrence of certain events (each an “Event”), including, but not limited to, that the Initial Registration Statement is not filed prior to the Filing Date, the Company will be required to pay to each of the Purchasers liquidated damages of 1.5% of their aggregate purchase price upon the date of the Event and then monthly thereafter until the Event is cured. In no event will the aggregate amount of liquidated damages payable to each of the Purchasers exceed in the aggregate 10% of the aggregate purchase price paid by such Purchaser for the Registrable Securities.

In connection with the Offering, the Company also entered into an agreement with a certain Purchaser that is an affiliate of Intrexon Corporation (the “Joinder Agreement”) pursuant to which such Purchaser agreed to be bound by the terms of and join Intrexon Corporation as a party to its registration rights agreement with the Company entered into in connection with the Exclusive Channel Collaboration Agreement between the Company and Intrexon Corporation dated August 6, 2012.

Griffin Securities, Inc. (the “Placement Agent”) served as the placement agent for the Offering. In consideration for services rendered as the Placement Agent in the Offering, the Company agreed to (i) pay to the Placement Agent cash commissions equal to 6.0% of the gross proceeds received in the Offering, (ii) issue to the Placement Agent, or its designee, a five-year warrant to purchase up to 635,855 shares of the Company’s Common Stock with an exercise price of $1.60 per share (the “Placement Agent Warrant”) and (iii) reimburse the Placement Agent for its reasonable actual out-of-pocket expenses incurred in connection with the Offering, including reasonable legal fees and disbursements. The Placement Agent Warrant also provides for the same registration rights and obligations, and is subject to certain limitations, as set forth in the Registration Rights Agreement with respect to the Common Shares underlying such warrant.

The foregoing descriptions of the Purchase Agreement, Registration Rights Agreement, Joinder Agreement, and Placement Agent Warrant (collectively, the “Transaction Documents”) do not purport to be complete and are qualified in their entireties by reference to the full text of the Purchase Agreement, Registration Rights Agreement, Joinder Agreement, and form of Placement Agent Warrant, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

On October 31, 2012, the Company issued the press release attached hereto as Exhibit 99.1 regarding the Offering described herein.

Important Notice regarding the Transaction Documents

The Transaction Documents have been included as exhibits to this Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other financial information about the Company or its subsidiaries. The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Transaction Documents; may be subject to limitations agreed upon by the parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Documents instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference. Pursuant to the Offering, on October 30, 2012, the Company offered and sold the Common Shares to the Purchasers who represented that each was an “accredited investor” as such term is defined in the Securities Act of 1933,as amended (the “Securities Act”) in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws.

The Placement Agent Warrant (including the shares of the Company’s Common Stock underlying such warrant) was offered and sold to the Placement Agent in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act and corresponding provisions of state securities laws. The Placement Agent represented that it was an “accredited investor” as such term is defined in the Securities Act.

Accordingly, the Common Shares issued in the Offering and the Placement Agent Warrant (including the shares of the Company’s Common Stock underlying such warrant) have not been registered under the Securities Act, and until registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. Neither this Current Report on Form 8-K, nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
10.1	Form of Stock Purchase Agreement dated October 25, 2012.

10.2	Form of Registration Rights Agreement dated October 25, 2012.

10.3	Joinder Agreement dated October 25, 2012.

10.4	Form of Placement Agent Warrant dated October 30, 2012.

99.1	Press Release dated October 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2012	SYNTHETIC BIOLOGICS, INC.
(Registrant)

	By:	/s/ C. Evan Ballantyne
Name: C. Evan Ballantyne
Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Form of Stock Purchase Agreement dated October 25, 2012.

10.2	Form of Registration Rights Agreement dated October 25, 2012.

10.3	Joinder Agreement dated October 25, 2012.

10.4	Form of Placement Agent Warrant dated October 30, 2012.

99.1	Press Release dated October 31, 2012.